UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

MUTUAL FUNDS

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Annual Report

10.31.08

Ticker | **HTY**

Discussion of Fund performance

By Epoch Investment Partners, Inc. and Analytic Investors, Inc.

In the 12 months ended October 31, 2008, virtually every major financial asset class produced negative results in dollar terms. Damage from the U.S. subprime mortgage meltdown spread rapidly into the broader equity market, propelled by a crisis of confidence and massive deleveraging. This contagion further infected world economies and financial markets. For the 12 months ended October 31, 2008, John Hancock Tax-Advantaged Global Shareholder Yield Fund posted total returns of –25.56% at net asset value (NAV) and –38.57% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s performance compares with the –42.60% return of the S&P Broad Market Index-World Equity Index and the –39.14% at NAV and –43.10% at market return of the average UBS diversified closed-end equity fund. The Fund’s current annualized distribution rate was 13.93% at closing NAV and 16.36% at closing market price on October 31, 2008 compared to 16.91% at NAV and 19.35% at market price for the average UBS diversified closed-end equity fund. In a year of unprecedented financial turmoil, no stock sector in the Fund had positive returns; however, the Fund’s options component posted positive results and was a key contributor to performance. The portfolio held up much better than the market as a whole and its peer group because of our focus on high-quality, dividend-paying companies. The leading contribution to performance came from stock picks and an overweight position in utilities. A number of these stocks had positive absolute returns in the portfolio, including Southern Co., TECO Energy, TERNA, Fortum, and Laclede Group. We sold them all with the exception of Southern Co. It also helped that the Fund had little exposure to financial stocks.

“The 12 months ended
October 31, 2008, captured a
remarkable period in global
financial markets...”

Stock selection in the consumer discretionary sector was the leading source of weakness for the year relative to the benchmark. The largest detractor was print and internet directory business Idearc, Inc., which we sold. Other notable detractors were media companies CBS Corp., GateHouse Media, Arnoldo Mondadori Editore, and Fairfax Media.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

6	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Portfolio summary

Top 10 holdings[1]

National Grid Plc	5.1%	Vodafone Group Plc	4.0%

Progress Energy, Inc.	4.9%	Verizon Communications, Inc.	4.0%

AT&T, Inc.	4.7%	Duke Energy Corp.	3.3%

France Telecom SA	4.5%	Great Plains Energy, Inc.	2.8%

UST, Inc.	4.1%	Reynolds American, Inc.	2.7%

Sector distribution[1,2]

Telecommunication services	27%	Materials	4%

Utilities	24%	Financials	4%

Consumer staples	18%	Consumer discretionary	4%

Energy	7%	Information technology	3%

Health care	7%	Industrials	2%

1 As a percentage of the Fund’s total investments on October 31, 2008.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	7

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-08

This schedule is divided into two main categories: common stocks and preferred stocks. Common stocks and preferred stocks are further broken down by country.

Issuer	Shares	Value

Common stocks 92.35%		$111,559,796

(Cost $156,548,059)

Australia 2.51%		3,037,236

Billabong International Ltd. (Apparel, Accessories & Luxury Goods)	175,000	1,398,967

Insurance Australia Group Ltd. (Property & Casualty Insurance)	196,200	496,999

St George Bank Ltd. (Diversified Banks)	61,000	1,141,270

Austria 0.30%		362,469

Telekom Austria AG (Integrated Telecommunication Services)	29,500	362,469

Belgium 2.14%		2,581,322

InBev NV (Brewers)	64,000	2,581,322

Canada 2.05%		2,473,492

Manitoba Telecom Services, Inc. (Integrated Telecommunication Services)	70,000	2,473,492

France 6.13%		7,403,197

France Telecom SA (Integrated Telecommunication Services)	200,000	5,043,119

Total SA (Integrated Oil & Gas)	42,900	2,360,078

Italy 2.30%		2,780,364

Enel SpA (Electric Utilities)	299,000	2,000,388

Eni SpA ADR (Integrated Oil & Gas)	7,100	341,155

Intensa Sanpaolo (Diversified Banks)	119,900	438,821

New Zealand 0.74%		891,493

Telecom Corporation of New Zealand Ltd. ADR (Integrated
Telecommunication Services)	128,088	891,493

Norway 1.53%		1,849,200

StatoilHydro ASA ADR (Integrated Oil & Gas)	92,000	1,849,200

Philippines 0.46%		560,330

Philippine Long Distance Telephone Co. ADR
(Wireless Telecommunication Services)	13,700	560,330

South Korea 0.85%		1,027,845

KT Corp. ADR (Integrated Telecommunication Services)	81,900	1,027,845

Switzerland 2.41%		2,916,524

Nestle SA (Packaged Foods & Meats)	75,000	2,916,524

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value
Taiwan 1.94%		$2,339,102

Far EasTone Telecommunications Co., Ltd.
(Wireless Telecommunication Services)	1,102,047	1,167,743

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Semiconductors)	141,811	1,171,359

United Kingdom 17.28%		20,870,482

AstraZeneca PLC ADR (Pharmaceuticals)	38,500	1,634,710

Barclays PLC (Diversified Banks)	67,100	192,348

BP PLC ADR (Integrated Oil & Gas)	30,000	1,491,000

Diageo PLC ADR (Distillers & Vintners)	47,500	2,954,025

GKN PLC (Auto Parts & Equipment)	626,000	1,200,370

Lloyds TSB Group PLC (Diversified Banks)	99,000	319,978

National Grid PLC (Multi-Utilities)	514,300	5,793,643

Tomkins PLC (Industrial Conglomerates)	700,000	1,284,847

United Utilities Group PLC (Multi-Utilities)	130,009	1,468,060

Vodafone Group PLC (Wireless Telecommunication Services)	2,355,600	4,531,501

United States 51.71%		62,466,740

Altria Group, Inc. (Tobacco)	105,800	2,030,302

AT&T, Inc. (Integrated Telecommunication Services)	197,100	5,276,367

Automatic Data Processing, Inc. (Data Processing & Outsourced Services)	36,000	1,258,200

Bristol-Myers Squibb Co. (Pharmaceuticals)	117,300	2,410,515

CBS Corp. (Class B) (Broadcasting & Cable TV)	81,000	786,510

CenturyTel,Inc. (Integrated Telecommunication Services)	58,300	1,463,913

ConocoPhillips (Integrated Oil & Gas)	24,291	1,263,618

DaVita, Inc. (Health Care Services) (I)	13,700	777,475

Diamond Offshore Drilling, Inc. (Oil & Gas Drilling)	6,900	612,720

Dow Chemical Co. (Diversified Chemicals)	61,000	1,626,870

Duke Energy Corp. (Electric Utilities)	225,100	3,687,138

Frontier Communications Corp. (Integrated Telecommunication Services)	43,471	330,814

General Electric Co. (Industrial Conglomerates)	59,838	1,167,439

Great Plains Energy, Inc. (Electric Utilities)	160,860	3,127,119

Iowa Telecommunications Services, Inc.
(Integrated Telecommunication Services)	43,800	662,256

Lorillard, Inc. (Tobacco)	30,700	2,021,902

Merck & Co., Inc. (Pharmaceuticals)	32,000	990,400

NiSource, Inc. (Multi-Utilities)	100,000	1,296,000

ONEOK, Inc. (Gas Utilities)	43,100	1,374,890

Packaging Corporation of America (Paper Packaging)	117,800	1,982,574

Paychex, Inc. (Data Processing & Outsourced Services)	44,800	1,278,592

Pfizer, Inc. (Pharmaceuticals)	88,000	1,558,480

Progress Energy, Inc. (Electric Utilities)	140,300	5,523,611

Reynolds American, Inc. (Tobacco)	62,502	3,060,098

Southern Co. (Electric Utilities)	11,000	377,740

Southern Copper Corporation (Diversified Metals & Mining)	84,800	1,234,688

U.S. Bancorp (Diversified Banks)	39,900	1,189,419

UST, Inc. (Tobacco)	68,300	4,616,397

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value
United States (continued)

Verizon Communications, Inc. (Integrated Telecommunication Services)		151,600	$4,497,972

WGL Holdings, Inc. (Gas Utilities)		86,900	2,797,311

Windstream Corp. (Integrated Telecommunication Services)		291,000	2,185,410

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 1.45%			$1,753,412

(Cost $2,111,278)

United States 1.45%			1,753,412

Bank of America Corp., 6.50% (Diversified
Financial Services)	A+	33,800	724,334

Comcast Corp., 7.00% Ser B (Cable & Satellite)	BBB+	51,300	1,029,078

Total investments (Cost $158,659,337)† 93.80%			$113,313,208

Other assets and liabilities, net 6.20%			$7,491,669

Total net assets 100.00%			$120,804,877

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipt

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(I) Non-income producing security.

† At October 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $166,323,279. Net unrealized depreciation aggregated $53,010,071, of which $376,097 related to appreciated investment securities and $53,386,168 related to depreciated investment securities.

Written options on indices for the year ended October 31, 2008 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	1,338	$1,656,496

Options written	27,424	45,037,599

Options closed	(19,546)	(33,755,907)

Options expired	(8,686)	(11,387,650)

Outstanding, end of period	530	$1,550,538

See notes to financial statements

10  Tax-Advantaged Global Shareholder Yield Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Summary of written options outstanding on October 31, 2008:

	NUMBER OF	EXERCISE	EXPIRATION
NAME OF ISSUER	CONTRACTS	PRICE	DATE	VALUE

CALLS
Morgan Stanley Commodity Related Equity Index	71	$490	Nov 2008	($168,270)
S&P 400 Midcap Index	61	570	Nov 2008	(177,510)
Oil Service Sector Index	245	150	Nov 2008	(416,500)
Russell 2000 Index	64	550	Nov 2008	(150,400)
Amex Natural Gas Index	89	400	Nov 2008	(494,840)
Total	530			($1,407,520)

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (Cost $158,659,337)	$113,313,208
Foreign currency at value (Cost $447,869)	422,344
Cash	13,150,653
Dividends and interest receivable	674,105

Total assets	127,560,310

Liabilities

Payable for investments purchased	5,244,376
Payable for options written, at value (Premiums received $1,550,538)	1,407,520
Payable to affiliates
Management fees	3,301
Other	14,630
Other payables and accrued expenses	85,606

Total liabilities	6,755,433

Net assets

Capital paid-in	173,865,537
Accumulated net realized loss on investments, options written
and foreign currency transactions	(7,806,960)
Net unrealized depreciation of investments, options written and translation
of assets and liabilities in foreign currencies	(45,251,063)
Accumulated net investment loss	(2,637)

Net assets applicable to common shares	$120,804,877

Net asset value per share

Based on 9,350,000 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.92

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $714,399)	$11,623,525
Interest	58,354

Total investment income	11,681,879

Expenses

Investment management fees (Note 5)	1,553,370
Accounting and legal services fees (Note 5)	21,271
Transfer agent fees	18,614
Professional fees	102,543
Custodian fees	62,486
Registration and filing fees	57,623
Printing fees	50,038
Trustees’ fees	33,335
Miscellaneous	17,002

Total expenses	1,916,282

Net investment income	9,765,597

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(11,509,936)
Options written	6,504,065
Foreign currency transactions	(732,062)
(5,737,933)
Change in net unrealized appreciation (depreciation) of
Investments	(50,539,944)
Options written	1,444,042
Translation of assets and liabilities in foreign currencies	(52,393)
(49,148,295)
Net realized and unrealized loss	(54,886,228)

Decrease in net assets from operations	($45,120,631)

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Period	Year
	ended	ended
	10-31-07[1]	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$182,261	$9,765,597
Net realized gain (loss)	441,015	(5,737,933)
Change in net unrealized appreciation (depreciation)	3,897,232	(49,148,295)

Increase (decrease) in net assets resulting from operations	4,520,508	(45,120,631)

Distributions to common shareholders
From net investment income	—	(9,597,541)
From net realized gain	—	(3,540,744)
From tax return of capital	—	(3,691,715)
	—	(16,830,000)
From Fund share transactions (Note 6)	166,775,000	11,460,000

Total increase (decrease)	171,295,508	(50,490,631)

Net assets

Beginning of year	—	171,295,508

End of year[2]	$171,295,508	$120,804,877

1 Commencement of operations from 9-26-07 to 10-31-07.

2 Includes accumulated net investment income (loss) of $0 and ($2,637), respectively.

See notes to financial statements

14	Tax-Advantaged Global Shareholder Yield Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since inception.

COMMON SHARES

Period ended	10-31-07[1]	10-31-08

Per share operating performance

Net asset value, beginning of year	$19.10[2]	$19.58
Net investment income[3]	0.02	1.05
Net realized and unrealized gain
(loss) on investments	0.50	(5.91)

Total from investment operations	0.52	(4.86)

Less distributions
From net investment income	—	(1.03)
From net realized gain	—	(0.38)
From tax return of capital		(0.39)

Total distributions	—	(1.80)

Capital charges
Offering costs related to common shares	(0.04)	—

Net asset value, end of year	$19.58	$12.92
Per share market value, end of year	$20.20	$11.00
Total return at net asset value (%)[4,5,6]	2.51[7]	(25.56)
Total return at market value (%)[4,5]	1.00[7]	(38.57)

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$171	$121
Ratios (as a percentage of average net assets):
Gross expenses before reductions	1.46[8]	1.23
Net expenses net of fee waivers	1.30[8]	1.23
Net investment income	1.10[8]	6.29
Portfolio turnover (%)	3	195

1 Commencement of operations period from 9-26-07 to 10-31-07.

2 Reflects the deduction of a $0.90 per share sales load.

3 Based on the average of the shares outstanding.

4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

5 Assumes dividend reinvestment.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown

7 Not annualized.

8 Annualized.

See notes to financial statements

Annual report | Tax-Advantaged Global Shareholder Yield Fund	15

Notes to financial statements

Note 1
Accounting policies

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) is a diver-sified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Listed options if no closing price is available are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into

16	Tax-Advantaged Global Shareholder Yield Fund | Annual report

U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Options

The Fund may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio).

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

A Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

When the Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Fund may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Fund’s

Annual report | Tax-Advantaged Global Shareholder Yield Fund	17

exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 prescribes a minimum threshold for finan-cial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior years remain subject to examination by the Internal Revenue Service.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of October 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund declares and pays dividends quarterly. The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net taxable income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Capital gain distributions, if any, are distributed annually. There were no distributions during the year ended October 31, 2007. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $9,597,541, long-term capital gain $3,540,744 and return of capital $3,691,715.

As of October 31, 2008, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets

18	Tax-Advantaged Global Shareholder Yield Fund | Annual report

or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions.

Note 3
Risks and uncertainties

Risk associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less information available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Concentration risk

The Funds may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemni-fied against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 1.00% of the Fund’s average daily net asset value. The Adviser has a subadvisory agreement with Epoch Investment Partners, Inc. and, also, a subadvisory agreement with Analytic Investors, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other

Annual report | Tax-Advantaged Global Shareholder Yield Fund	19

administrative services for the Fund. The compensation for the year amounted to $21,271 with an effective rate of 0.01% of the Fund’s average daily net asset value.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 6
Fund share transactions

Common shares

This listing illustrates the shares issued during the period ended October 31, 2007, and the year ended October 31, 2008, along with the corresponding dollar value.

	Period ended 10-31-07[1]		Year ended 10-31-08
	Shares	Amount	Shares	Amount
Shares issued	8,750,000	$167,125,000[2]	600,000	$11,460,000[2]
Offering costs related to
common shares	—	(350,000)	—	—
Net increase	8,750,000	$166,775,000	600,000	$11,460,000

On November 14, 2007, the Fund completed an additional offering of common shares. The shares were sold under the same terms of the initial offering, which closed in September 2007.

1Commencement of operations period from 9-26-07 to 10-31-07.

2Net of $0.90 per share sale load of the initial offering price of $20.00 per share.

Note 7
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2008, aggregated $299,771,585 and $294,725,725, respectively.

Note 8
Subsequent event

On December 8, 2008, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares.

20	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock
Tax-Advantaged Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

Annual report | Tax-Advantaged Global Shareholder Yield Fund	21

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2008.

The Fund has designated distributions to shareholders of $3,540,744 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2008, 65.19% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

22	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Investment objective and policy

The Fund’s investment objective is to provide a high level of total return consisting of a high level of current income and gains and long term capital appreciation. The Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund.

Under normal market condition, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world. The Fund also intends to write call options on a variety of both U.S. and non-U.S. broad-based indices.

Dividends and distributions

During the year ended October 31, 2008, distributions totaling $1.800 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 28, 2007	$0.4500
March 31, 2008	0.4500
June 30, 2008	0.4500
September 30, 2008	0.4500
Total	$1.8000*

*Includes $0.38 of capital gains and $0.39 of tax return of capital.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage

Annual report | Tax-Advantaged Global Shareholder Yield Fund	23

charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, cer-tificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certifi-cated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, .O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

24	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreements: John Hancock
Tax-Advantaged Global Shareholder
Yield Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), initially to review and approve: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreements (the Subadvisory Agreements) with Epoch Investment Partners, Inc. and Analytic Investors, Inc. (the Subadvisers). The Advisory Agreement and the Subadvisory Agreements are collectively referred to as the Advisory Agreements.

At meetings held on June 5, 2007, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadvisers and the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to advisory and other fees incurred by, and the expense ratios of, a group of comparable funds selected by the Adviser and the proposed fee and estimated expense ratio of the Fund. The Independent Trustees also considered information that was provided in connection with the Trustees annual review of the advisory agreement for other funds management by the Adviser including (i) the Adviser’s financial results and condition, (ii) the background and experience of senior management and investment professionals, (iii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates to other Trusts and (iv) the Adviser’s and Subadvisers’ record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s and Subadvisers’ compliance department.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadvisers. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadvisers. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates. The Board also reviewed the investment performance of similar accounts managed by the Subadvisers compared to the performance of an index.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadvisers were sufficient to support approval of the Advisory Agreements.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees paid by a group of similar funds selected by the Adviser. The Board noted that the Advisory Agreement Rate was substantially the same as the average rate for

Annual report | Tax-Advantaged Global Shareholder Yield Fund	25

these similar funds. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services to be provided.

The Board received and considered information regarding the Fund’s estimated total operating expense ratio and its various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the expense information for similar funds. The Board noted that the total operating expense ratio of the Fund was projected to be substantially the same as that of the peer group of funds. Based on the above referenced considerations and other factors, the Board concluded that the Fund’s projected overall expense ratio supported the approval of the Advisory Agreement.

The Board also received information about the investment subadvisory fee rates (the Subadvisory Agreement Rates) payable by the Adviser to the Subadvisers for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadvisers’ and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Factors not considered relevant at this time

In light of the fact that the Fund had not yet commenced normal operations, the Trustees noted that certain factors, such as investment performance, economies of scale and profit-ability, that will be relevant when the Trustees consider continuing the Advisory Agreement, are not germane to its initial approval.

Other factors and broader review

The Board regularly reviews and assesses the quality of the services that the other funds managed by the Adviser receive throughout the year. In this regard, the Board reviews reports of the Adviser and Subadvisers at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory and Subadvisory Agreements.

26	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Information about the Epoch portfolio managers

Management Biographies and Fund Ownership

Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

William W. Priest
Founder, chief investment officer, chief executive officer and portfolio manager,
Epoch Investment Partners, Inc. since 2004
Co-managing partner and portfolio manager,
Steinberg, Priest & Sloan Capital Management, LLC (2001–2004)
Began business career in 1965
Joined Fund team in 2007
Fund ownership — None

Eric Sappenfield
Managing director, portfolio manager and senior analyst,
Epoch Investment Partners, Inc. since 2006
Research analyst, Spear, Leads & Kellogg (2004–2006)
Senior analyst, Steinberg Priest & Sloane Capital Management, LLC (2002–2004)
Began business career in 1985
Joined Fund team in 2007
Fund ownership — $1–$10,000

Michael A. Welhoelter
Managing director, portfolio manager and head of quantitative research and risk management,
Epoch Investment Partners, Inc. since 2005
Director and portfolio manager, Columbia Management Group, Inc. (2001–2005)
Began business career in 1986
Joined Fund team in 2007
Fund ownership — $50,001–$100,000

David N. Pearl
Executive vice president, head of U.S. equities and portfolio manager,
Epoch Investment Partners, Inc. since 2004
Managing director and portfolio manager,
Steinberg Priest & Sloane Capital Management, LLC (2002–2004)
Began business career in 1983
Joined Fund team in 2007
Fund ownership — $50,001–$100,000

Annual report | Tax-Advantaged Global Shareholder Yield Fund	27

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total net assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, pooled separate accounts, and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

William W. Priest	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately $724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately $2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately $2.6 billion

Eric Sappenfield	Other Registered Investment Companies: 1 (one) account with
total net assets of approximately $427 million
Other Pooled Investment Vehicles: 1 (one) account with total net assets of approximately $486 million
Other Accounts: None

Michael A. Welhoelter	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately $724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately $2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately $2.6 billion

David N. Pearl	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately $724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately $2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately $2.6 billion

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

With respect to accounts managed by Messrs. Priest, Welhoelter and Pearl, the Subadviser receives performance-based fees with respect to six (6) Other Accounts with total assets of approximately $343 million and one (1) Other Pooled Investment Vehicle with total assets of approximately $90 million.

28	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Information about the Analytic portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986–1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Senior consultant, AG Risk Management (1990–1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

Scott Barker, CFA
Portfolio manager Analytic Investors, LLC since 1995
Research analyst, Analysis Group, Inc. (1993–1998)
Began business career in 1987
Joined Fund team in 2007
Fund ownership — None

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies: 15 (fifteen) accounts with total net assets of approximately $3.6 billion
Other Pooled Investment Vehicles: 23 (twenty-three) accounts with total net assets of approximately $1.9 billion
Other Accounts: 35 (thirty-five) accounts with total net assets of approximately $2.9 billion

Gregory M. McMurran	Other Registered Investment Companies: 7 (seven) accounts with total net assets of approximately $1.0 billion
Other Pooled Investment Vehicles: 2 (two) accounts with total net assets of approximately $108.6 million
Other Accounts: 4 (four) accounts with total net assets of
approximately $167.5 million

Annual report | Tax-Advantaged Global Shareholder Yield Fund	29

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Dennis Bein, CFA	Other Registered Investment Companies: 15 (fifteen) accounts with total net assets of approximately $3.4 billion
Other Pooled Investment Vehicles: 24 (twenty-four) accounts
with total net assets of approximately $2.2 billion
Other Accounts: 37 (thirty-seven) accounts with total net assets of approximately $2.9 billion

Scott Barker, CFA	Other Registered Investment Companies: 6 (six) accounts with total net assets of approximately $919.4 million
Other Pooled Investment Vehicles: None
Other Accounts: 1 (one) account with total net assets of
approximately $12.3 million

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva, McMurran and Bein, who each receive a fee based on performance for 14 accounts, 1 account and 14 accounts, respectively, for “Other Pooled Investments” and for 13 accounts, 0 accounts and 13 accounts, respectively, for “Other Accounts” in the table above.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

  Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more atten- tion to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

  Limited Investment Opportunities. Other clients of either Subadviser may have investment objec- tives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

  Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transac- tions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

30	Tax-Advantaged Global Shareholder Yield Fund | Annual report

  Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated dif- ferently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

  Selection of Brokers. The portfolio managers select the brokers that execute securities transac- tions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selec- tion of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation

Epoch Compensation

Our compensation system consists of three components — salary, bonus and stock ownership. The mix of remuneration elements varies according to the employee’s level of responsibility and the role that their judgment plays in executing that responsibility. Every employee’s compensation includes a base salary, annual bonus and incentive compensation. The portfolio management teams are compensated based on the performance of their product, their contribution to that performance, the overall performance of the firm and their contribution to the betterment of the firm through corporate citizenship.

Analytic Compensation

Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2007	50

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2007	50

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[4] Born: 1952	2008	50

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner,[2] Born: 1938	2007	50

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	50

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

32	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Dr. John A. Moore,[2] Born: 1939	2007	50

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Patti McGill Peterson,[2] Born: 1943	2007	50

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2007	50

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Gregory A. Russo,[2,4] Born: 1949	2008	22

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2007	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	33

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2007

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2007

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and
Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2007

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2007

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

34	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2007

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice
President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice
President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007);
Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General
Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President,
Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	35

More information

Trustees	Investment adviser
James F. Carlin, Chairman	John Hancock Advisers, LLC
James R. Boyle†
William H. Cunningham	Subadvisers
Deborah C. Jackson	Epoch Investment Partners, Inc.
Charles L. Ladner*	Analytic Investors, Inc.
Stanley Martin*
Dr. John A. Moore*	Custodian
Patti McGill Peterson*	The Bank of New York Mellon
Steven R. Pruchansky*
Gregory A. Russo*	Transfer agent
*Members of the Audit Committee	Mellon Investor Services
†Non-Independent Trustee
Legal counsel
Officers	K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer
Stock symbol
Francis V. Knox, Jr.	Listed New York Stock Exchange: HTY
Chief Compliance Officer
For shareholder assistance
Charles A. Rizzo	refer to page 24
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-852-0218	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Month-end portfolio holdings are available at www.jhfunds.com.

36	Tax-Advantaged Global Shareholder Yield Fund | Annual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P140A 10/08
12/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $36,652 for the fiscal year ended October 31, 2008 and $30,350 for the fiscal year ended October 31, 2007. John Hancock Tax-Advantaged Global Yield Fund began operations on September 26, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal years ended October 31, 2008 and October 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $4,200 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no Other fees for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2007 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2008, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,591,972 for the fiscal year ended October 31, 2008 and $1,403,169 for the fiscal year ended October 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting and Procedures".

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Epoch portfolio managers

Management Biographies and Fund Ownership
Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

William W. Priest
Founder, chief investment officer, chief executive officer and portfolio manager,
Epoch Investment Partners, Inc. since 2004
Co-managing partner and portfolio manager,
Steinberg, Priest & Sloan Capital Management, LLC (2001–2004)
Began business career in 1965
Joined Fund team in 2007
Fund ownership — None

Eric Sappenfield
Managing director, portfolio manager and senior analyst,
Epoch Investment Partners, Inc. since 2006
Research analyst, Spear, Leads & Kellogg (2004–2006)
Senior analyst, Steinberg Priest & Sloane Capital Management, LLC (2002–2004)
Began business career in 1985
Joined Fund team in 2007
Fund ownership — $1–$10,000

Michael A. Welhoelter
Managing director, portfolio manager and head of quantitative research and risk management,
Epoch Investment Partners, Inc. since 2005
Director and portfolio manager, Columbia Management Group, Inc. (2001–2005)
Began business career in 1986
Joined Fund team in 2007
Fund ownership — $50,001–$100,000

David N. Pearl
Executive vice president, head of U.S. equities and portfolio manager,
Epoch Investment Partners, Inc. since 2004
Managing director and portfolio manager,
Steinberg Priest & Sloane Capital Management, LLC (2002–2004)
Began business career in 1983
Joined Fund team in 2007
Fund ownership — $50,001–$100,000

Other Accounts the Portfolio Managers are Managing
The table below indicates for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total net assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, pooled separate accounts, and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

William W. Priest	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately $724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately $2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately $2.6 billion

Eric Sappenfield	Other Registered Investment Companies: 1 (one) account with
total net assets of approximately $427 million
Other Pooled Investment Vehicles: 1 (one) account with total net assets of approximately $486 million
Other Accounts: None

Michael A. Welhoelter	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately $724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately $2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately $2.6 billion

David N. Pearl	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately $724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately $2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately $2.6 billion

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

With respect to accounts managed by Messrs. Priest, Welhoelter and Pearl, the Subadviser receives performance-based fees with respect to six (6) Other Accounts with total assets of approximately $343 million and one (1) Other Pooled Investment Vehicle with total assets of approximately $90 million.

Information about the Analytic portfolio managers

Management Biographies and Fund ownership
Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986–1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Senior consultant, AG Risk Management (1990–1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

Scott Barker, CFA
Portfolio manager Analytic Investors, LLC since 1995

Research analyst, Analysis Group, Inc. (1993–1998)
Began business career in 1987
Joined Fund team in 2007
Fund ownership — None

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies: 15 (fifteen) accounts with total net assets of approximately $3.6 billion
Other Pooled Investment Vehicles: 23 (twenty-three) accounts with total net assets of approximately $1.9 billion
Other Accounts: 35 (thirty-five) accounts with total net assets of approximately $2.9 billion

Gregory M. McMurran	Other Registered Investment Companies: 7 (seven) accounts
with total net assets of approximately $1.0 billion
Other Pooled Investment Vehicles: 2 (two) accounts with total net assets of approximately $108.6 million
Other Accounts: 4 (four) accounts with total net assets of
approximately $167.5 million

Dennis Bein, CFA	Other Registered Investment Companies: 15 (fifteen) accounts with total net assets of approximately $3.4 billion
Other Pooled Investment Vehicles: 24 (twenty-four) accounts
with total net assets of approximately $2.2 billion
Other Accounts: 37 (thirty-seven) accounts with total net assets of approximately $2.9 billion

Scott Barker, CFA	Other Registered Investment Companies: 6 (six) accounts with total net assets of approximately $919.4 million
Other Pooled Investment Vehicles: None
Other Accounts: 1 (one) account with total net assets of
approximately $12.3 million

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva, McMurran and Bein, who each receive a fee based on performance for 14 accounts, 1 account and 14 accounts, respectively, for “Other Pooled Investments” and for 13 accounts, 0 accounts and 13 accounts, respectively, for “Other Accounts” in the table above.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation

Epoch Compensation
Our compensation system consists of three components — salary, bonus and stock ownership. The mix of remuneration elements varies according to the employee’s level of responsibility and the role that their judgment plays in executing that responsibility. Every employee’s compensation includes a base salary, annual bonus and incentive compensation. The portfolio management teams are compensated based on the performance of their product, their contribution to that performance, the overall performance of the firm and their contribution to the betterment of the firm through corporate citizenship.

Analytic Compensation
Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: December 16, 2008